EXHIBIT 10.17

                   FIBERCORE USA, INC. as mortgagor (Borrower)

                                       to

                     EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA

                                       and

                     TEACHERS' RETIREMENT SYSTEM OF ALABAMA
          individually and collectively as their interests may appear, as mortgagees (Lenders)

================================================================================

                         MORTGAGE AND SECURITY AGREEMENT

                              Dated:      December 31, 2001
                              Location:   Auburn, Alabama
                              Lot:        No. 1, Auburn Technology Park North
                              County:     Lee County, Alabama

================================================================================

                              PREPARED BY AND UPON
                             RECORDATION RETURN TO:
                 Messrs. Pappanastos, Wilson & Associates, P.C.
                              25 South Court Street
                              Post Office Box 2030
                         Montgomery, Alabama 36102-2030
                  Attention: John N. Pappanastos, Esq. [PAP002]

            THIS MORTGAGE AND SECURITY AGREEMENT (this "Security Document") is made as of the 31st day of December, 2001 by FiberCore USA, INC., a Delaware corporation, having its principal place of business at ________________________ _______________________________________________________________________________,
as mortgagor ("Borrower") to Employees' Retirement System of Alabama, an instrumentality of the State of Alabama, established as a public corporation pursuant to Code of Alabama 1975, ss.36-27-2, et seq. an Teachers' Retirement System of Alabama, an instrumentality of the State of Alabama, established as a public corporation pursuant to Code of Alabama 1975, ss.16-25-2 et seq. having an address at 135 South Union Street, Montgomery, Alabama 36130, individually and collectively as their interest may appear, their successors and assigns, as mortgagees ("Lenders").

                                    RECITALS:

            This Security Document is given to secure the loan (the "Loan") in the aggregate principal sum of TWENTY TWO MILLION AND N0/100 DOLLARS ($22,000,000.00), or so much thereof advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lenders (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by those certain Promissory Notes, dated the date hereof, made by Borrower in favor of Lenders respectively (such Promissory Notes, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the "Notes").

            Borrower desires to secure the payment of the Loans (as defined in the Loan Agreement) and the performance of all of its obligations under the Notes, the Loan Agreement and the other Loan Documents (as herein defined).

            This Security Document is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Notes, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Document (the Loan Agreement, the Notes, this Security Document, the Assignment of Leases and Rents and all other documents evidencing or securing the Loans (including all additional mortgages, deeds to secure Loans and assignments of leases and rents), are hereinafter referred to collectively as the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

                          Article 1 GRANTS OF SECURITY

      SECTION 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to and grant a security interest to Lenders and their respective successors and assigns as their interest may appear in the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

      (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

      (b) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

      (c) Easements. All easements, rights-of-way or use, rights, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

      (d) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, the Project Equipment, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Document and all proceeds and products of the above; provided, however, that except for replacements or proceeds of Personal Property originally acquired in whole or part with Lenders' funds, Personal Property shall not include equipment, machinery or furnishings purchased or financed after Project Completion solely with funds obtained from sources other than Lenders.

      (e) Leases and Rents. All leases, subleases and other agreements affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under [Section 365(h)(1) of the Bankruptcy Code, Title 11 U.S.C.A. ss. 101 et seq. (as the same may be amended from time to time, the "Bankruptcy Code")] [the Bankruptcy Code] (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and/or the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Loans;

      (f) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

      (g) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

      (h) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

      (i) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

      (j) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lenders in the Property;

      (k) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the

Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the Architect's Contract, the Construction Agreement and all other Contracts and Subcontracts relating to the construction or development of the Project, and, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

      (l) Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loans ("Cause of Action");

      (m) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (o) above.

      SECTION 1.2 ASSIGNMENT OF LEASES AND RENTS. Borrower hereby absolutely and unconditionally assigns to Lenders, their successors and assigns, as their interests may appear, Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2, Lenders grant to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Loans, for use in the payment of such sums.

      SECTION 1.3 SECURITY AGREEMENT. This Security Document is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Document, Borrower hereby grants to Lenders, as security for the Obligations, (defined below) a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

                               CONDITIONS TO GRANT

            TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagees and their respective successors and assigns, as their interests may appear, forever;

            PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Mortgagees the Loans at the time and in the manner provided in the Notes and this Security Document, shall well and truly perform the Other Obligations (defined below) as set forth in this Security Document and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Notes and in the Loan Agreements, then this conveyance shall be null and void.

                    Article 2 LOANS AND OBLIGATIONS SECURED

      SECTION 2.1 LOANS. This Security Document and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Loans, including without limitation,

      (a) the payment of the principal indebtedness evidenced by the Notes in lawful money of the United States of America;

      (b) the payment of interest, default interest, and late charges and other sums, as provided in the Notes, the Loan Agreement, this Security Document or the other Loan Documents;

      (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Notes, the Loan Agreement, this Security Document or the other Loan Documents;

      (d) the payment of all sums advanced pursuant to this Security Document to protect and preserve the Property and the lien and the security interest created hereby; and

      (e) the payment of all sums advanced and costs and expenses incurred by Lenders in connection with the Loans or any part thereof, any modification, amendment, renewal, extension, or change of or substitution for the Loans or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lenders,

      SECTION 2.2 OTHER OBLIGATIONS. This Security Document and the grants, assignments and transfers made in Article I are also given for the purpose of securing the following (the "Other Obligations"):

      (a) the performance of all other obligations of Borrower contained herein;

      (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lenders which is for the purpose of further securing the obligations secured hereby, and any renewals, extensions, substitutions, replacements, amendments, modifications and changes thereto; and

      (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Notes, the Loan Agreement, this Security Document or the other Loan Documents.

      SECTION 2.3 LOANS AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Loans and the performance of the Other Obligations shall be referred to collectively below as the "OBLIGATIONS."

                          Article 3 BORROWER COVENANTS

      Borrower covenants and agrees that:

      SECTION 3.1 PAYMENT OF LOANS. Borrower will pay the Loans at the time and in the manner provided in the Notes, the Loan Agreement, and in this Security Document.

      SECTION 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in the Loan Agreement, the Notes and all and any of the other Loan Documents, are hereby made a part of this Security Document to the same extent and with the same force as if fully set forth herein.

      SECTION 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, insurance in full force and effect at all times with respect to Borrower and the Property as required pursuant to the Loan Agreement.

      SECTION 3.4 PAYMENT OF TAXES, ETC. Borrower shall promptly pay all taxes and other charges in accordance with the terms of the Loan Agreement.

      SECTION 3.5 MAINTENANCE AND USE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair in accordance with the terms of the Loan Agreement. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lenders. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lenders.

      SECTION 3.6 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Document. Borrower will not, without the prior written consent of Lenders, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

      SECTION 3.7 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Encumbrances.

      SECTION 3.8 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of the Loan Agreements, any other Loan Documents and any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lenders for the purpose of further securing an Obligation and any amendments, modifications or changes thereto,

      SECTION 3.9 CHANGE OF NAME, IDENTITY OR STRUCTURE. Except as may be permitted under the Loan Agreements, Borrower will not change Borrower's name, identity (including its trade name or names) or corporate, partnership or other structure without notifying Lenders of such change in writing at least thirty
(30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lenders. Borrower shall execute and deliver to Lenders, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lenders to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lenders, Borrower shall execute a certificate in form satisfactory to Lenders listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

      SECTION 3.10 PROPERTY USE. The Property shall be used only for manufacture of optical fiber and any ancillary use relating thereto, and for no other uses without the prior written consent of Lenders, which consent may be withheld in Lenders' sole and absolute discretion.

                       Article 4 [OMITTED INTENTIONALLY]

                      Article 5 OBLIGATIONS AND RELIANCES

      SECTION 5.1 RELATIONSHIP OF BORROWER AND LENDERS. The relationship between Borrower and Lenders is solely that of debtor and creditor, and Lenders have no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Notes, this Security Document and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lenders to be other than that of Loans or and creditor.

      SECTION 5.2 NO RELIANCE ON LENDERS. The shareholders and principals and owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lenders are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lenders expertise, business acumen or advice in connection with the Property.

      SECTION 5.3 NO LENDERS OBLIGATIONS. (a) Notwithstanding the provisions of
Section 1.1(e) and (k) or Section 1.2, Lenders are not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such Contracts and Subcontracts, agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

      (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lenders pursuant to this Security Document, the Loan Agreement, the Notes or the other Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lenders shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lenders.

      SECTION 5.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Notes, the Loan Agreement, this Security Document and the other Loan Documents, Lenders are expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 2.1 of the Loan Agreement and Article 3 hereof without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lenders; that such reliance existed on the part of Lenders prior to the date hereof; that the warranties and representations are a material inducement to Lenders in accepting the Notes, the Loan Agreement, this Security Document and the other Loan Documents; and that Lenders would not be willing to make the Loans and accept this Security Document in the absence of the warranties and representations as set forth in Section 2.1 of the Loan Agreement and Article 3 hereof.

                          Article 6 FURTHER ASSURANCES

      SECTION 6.1 RECORDING OF SECURITY DOCUMENT ETC. Borrower forthwith upon the execution and delivery of this Security Document and thereafter, from time to time, will cause this Security Document and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lenders in, the Property (the "Legal Requirements"). Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of this Security Document, the other Loan Documents, and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the

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execution and delivery of this Security Document, the other Loan Documents, or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

      SECTION 6.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lenders, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lenders shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lenders the rights hereby deeded, mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lenders, or for carrying out the intention or facilitating the performance of the terms of this Security Document or for filing, registering or recording this Security Document, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver and hereby authorizes Lenders, following ten (10) days' notice to Borrower, to execute in the name of Borrower or without the signature of Borrower to the extent Lenders may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lenders in the Property or any Collateral. Borrower grants to Lenders an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lenders at law and in equity, including without limitation such rights and remedies available to Lenders pursuant to this Section 6.2.

      SECTION 6.3 CHANGE IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

      (a) If any law is enacted or adopted or amended after the date of this Security Document which imposes on Lenders a tax, either directly or indirectly, on the Loans or Lenders' interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lenders are advised by counsel chosen by them that the payment of tax by Borrower would be unlawful or taxable to Lenders or unenforceable or provide the basis for a defense of usury, then Lenders shall have the option, exercisable by written notice of not less than ninety (90) days to declare the Loans immediately due and payable.

      (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Loans for any part of the taxes or other charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof; for real estate tax purposes by reason of this Security Document or the Loans. If such claim, credit or deduction shall be required by law, Lenders shall have the option, exercisable by written notice of not less than ninety (90) days, to declare the Loans immediately due and payable.

      (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Notes, the Loan Agreement, this Security Document, or any of the other Loan

Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

      SECTION 6.4 REPLACEMENT DOCUMENTS. Upon Borrower's receipt of (i) an affidavit of an officer of Lenders as to the loss, theft, destruction or mutilation of the Notes or any other Loans Document which is not of public record, and, (ii) an indemnification from Lenders' in favor of Borrower, in form and substance reasonably satisfactory to Borrower, in the case of any such mutilation, upon surrender and cancellation of such Notes or other Loan Documents, Borrower will issue, in lieu thereof, a replacement Note or other Loan Documents, dated the date of such lost, stolen, destroyed or mutilated Notes or other Loan Documents in the same principal amount thereof and otherwise of like tenor.

      SECTION 6.5 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lenders shall impose certain reasonable administrative processing and/or commitment fees in connection with (c) the extension, renewal, modification, amendment and termination of the Loans, (d) the release or substitution of collateral therefor, (e) obtaining certain consents, waivers and approvals with respect to the Property, or (f) the review of any lease or proposed lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof; whether required by law, regulation, Lenders or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional reasonable fees of a similar type or nature which may be imposed by Lenders from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lenders, whether with respect to retained firms, the reimbursement for the reasonable expenses of in-house staff or otherwise.

      SECTION 6.6 LEGAL FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees incurred by Lenders in connection with (i) the preparation of the Notes, this Security Document, the other Security Documents and the other Loan Documents, and (ii) the items set forth in Section 6.5 above; and, (b) Borrower shall pay to Lenders on demand any and all reasonable expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lenders in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property (including commencing any foreclosure action), whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lenders until such expenses are paid by Borrower.

                       Article 7 DUE ON SALE/ENCUMBRANCE

      SECTION 7.1 LENDERS RELIANCE. Borrower acknowledges that Lenders have examined and relied on the experience of Borrower and its shareholders, affiliates and principals owning and operating properties such as the Property in agreeing to make the Loans, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Loans and the performance of the Other Obligations. Borrower acknowledges that Lenders have a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Loans or the performance of the Other Obligations, Lenders can recover the Loans by a sale of the Property.

      SECTION 7.2 NO SALE/ENCUMBRANCE. Borrower shall not transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred so long as the Loans are outstanding, without the prior written consent of Lenders. The Loans are not assumable and shall be immediately due and payable in the event Borrower transfers or conveys all, or any interest in, the Property.

                              Article 8 PREPAYMENT

      SECTION 8.1 PREPAYMENT. The Loans may not be prepaid in whole or in part except in accordance with the express terms and conditions of the Loan Agreement.

                         Article 9 RIGHTS AND REMEDIES

      SECTION 9.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lenders may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lenders may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lenders:

      (a) declare the entire unpaid Loans to be immediately due and payable;

      (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Document under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

      (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Document for the portion of the Loans then due and payable, subject to the continuing lien and security interest of this Security Document for the balance of the Loans not then due, unimpaired and without loss of priority;

      (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof; pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

      (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Notes, the Loan Agreement, or in the other Loan Documents;

      (f) recover judgment on the Notes either before, during or after any proceedings for the enforcement of this Security Document or the other Loan Documents;

      (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Loans and without regard for the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Loans;

      (h) subject to any applicable law, the license granted to Borrower under
Section 1.2 shall automatically be revoked and Lenders may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lenders upon demand, and thereupon Lenders may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lenders deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lenders, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lenders or to such receiver and, in default thereof; Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Loans, in such order, priority and proportions as Lenders shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, other charges, insurance premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lenders, its counsel, agents and employees;

      (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing:

      (j) the right to take possession of any collateral (including, without limitation, the Personal Property) or any part thereof; and to take such other measures as Lenders may deem necessary for the care, protection and preservation of the Property (including without limitation, the Personal Property), and (ii) request Borrower at its expense to assemble the Collateral, including without limitation, the Personal Property and make it available to Lenders at a convenient place acceptable to Lenders. Any notice of sale, disposition or other intended action by Lenders with respect to the Collateral, including without limitation, the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

      (k) apply any sums sums held in escrow or otherwise by Lenders in accordance with the terms of this Security Document, the Loan Agreement, or any other Loan Documents to the payment of the following items in any order in its sole discretion:

            (i) taxes and other charges allowed under the Loan Documents;

            (ii) insurance premiums in respect of the Property;

            (iii) interest on the unpaid principal balance of the Notes;

            (iv) amortization of the unpaid principal balance of the Notes; or

            (v) all other sums payable pursuant to the Notes, the Loan Agreement, this Security Document and the other Loan Documents, including without limitation advances made by Lenders pursuant to the terms of this Security Document;

      (l) foreclosure by power of sale or otherwise and apply the proceeds of any recovery to the Loans in accordance with Article 9 or to any deficiency under this Security Document;

      (m) exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Loans in accordance with
Article 9 or to any deficiency under this Security Document; or

      (n) pursue such other remedies as Lenders may have under applicable law.

      In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Document shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority,

      SECTION 9.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof; or any other sums collected by Lenders pursuant to the Notes, this Security Document, the Loan Agreement, or the other Loan Documents, may be applied by Lenders to the payment of the Loans in such priority and proportions as Lenders in its discretion shall deem proper.

      SECTION 9.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default Lenders may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lenders may deem necessary to protect the security hereof, Lenders is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Document or collect the Loans. The reasonable cost and expense of any cure hereunder (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Article 9, shall constitute a portion of the Loans and shall be due and payable to Lenders upon demand. All such reasonable costs and expenses incurred by Lenders in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate for the period after notice from Lenders that such cost or expense was incurred to the date of payment to Lenders.

      SECTION 9.4 ACTIONS AND PROCEEDINGS. Lenders have the right to appear in and defend any action or proceeding brought with respect to the Property and, after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of Borrower, which Lenders, in its discretion, decides should be brought to protect their interest in the Property.

      SECTION 9.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lenders shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Loans as the same become due, without regard to whether or not the balance of the Loans shall be due, and without prejudice to the right of Lenders thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced,

      SECTION 9.6 OTHER RIGHTS, ETC. (a) The failure of Lenders to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Document. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lenders to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Document or otherwise enforce any of the provisions hereof or of the Notes or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Loans or any portion thereof; or (iii) any agreement or stipulation by Lenders extending the time of payment or otherwise modifying or supplementing the terms of the Notes, the Loan Agreement, this Security Document or the other Loan Documents,

      (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lenders shall have no liability whatsoever for decline in value of the Property, for failure to maintain insurance on the Property, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lenders shall not be deemed an election of judicial relief; if any such possession is requested or obtained, with respect to the Property or any other collateral not in Lenders' possession.

      (c) Lenders may resort for the payment of the Loans to any other security held by Lenders in such order and manner as Lenders, in its discretion, may elect. Lenders may take action to recover the Loans, or any portion thereof; or to enforce any covenant hereof without prejudice to the right of Lenders thereafter to foreclose this Security Document. The rights of Lenders under this Security Document shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lenders shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lenders shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      SECTION 9.7 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lenders may release any portion of the Property for such consideration as Lenders may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Document, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lenders for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lenders may require without being accountable for so doing to any other lien holder. This Security Document shall continue as a lien and security interest in the remaining portion of the Property.

      SECTION 9.8 RIGHT OF ENTRY. Lenders and their agents shall have the right to enter and inspect the Property at all reasonable times upon reasonable prior written or oral notice to Borrower.

      SECTION 9.9 FORECLOSURE. This instrument constitutes a mortgage on real estate and a security agreement covering personal property under the laws of the State of Alabama, and the Borrower shall be deemed to be the Mortgagor, and Lenders shall be deemed to be the Mortgagees.

      This Mortgage shall be subject to foreclosure and may be foreclosed as now provided by law in the case of past due mortgages, and the Mortgagees shall be authorized, at their option, whether or not in possession of the Property, after giving notice by publication once a week for three (3) consecutive weeks of the time, place and terms of each such sale by publication in a newspaper published in the county or counties wherein the Property or any part thereof is located, to sell the Property (or such part or parts thereof as the Mortgagees may from time to time elect to sell) in front of such county's courthouse door, at public outcry, all as otherwise provided in this

Section 19.2. The Mortgagees may proceed to sell or dispose of both the real and personal property comprising the Property in accordance with the rights and remedies granted under this Mortgage with respect to the real property covered hereby.

      All references in this Mortgage to numbered sections of the "Uniform Commercial Code" or the "UCC" shall be deemed to refer to the corresponding section of Title 7 of the Code of Alabama, 1975.

                          Article 10 INDEMNIFICATIONS

      SECTION 10.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, and hold harmless the Lenders, their officers, trustees, employees, agents, counsel, insurors, and other representatives, successors and assigns (the "Indemnified Parties") from and against any and all losses, damages, or expense imposed upon or incurred by or assessed against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lenders by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or
(f) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loans evidenced by the Notes and secured by this Security Document, Any amounts payable to Lenders by reason of the application of this Section 10.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lenders until paid.

      SECTION 10.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Document, the Loan Agreement, the Notes or any other Loans Document,

      SECTION 10.3 ENVIRONMENTAL INDEMNITY. Simultaneously with this Security Document, Borrower has executed and delivered the Environmental Indemnity.

                               Article 11 WAIVERS

      SECTION 11.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lenders arising out of or in any way connected with this Security Document, the Notes, the Loan Agreement, any of the other Loan Documents, or the Obligations.

      SECTION 11.2 MARSHALING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Document on behalf of Borrower, and on behalf of each Person acquiring any interest in or title to the Property subsequent to the date of this Security Document and on behalf of all persons to the extent permitted by Legal Requirements.

      SECTION 11.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lenders except (a) with respect to matters for which this Security Document, the Loan Agreement or any other Loans Document, specifically and expressly provides for the giving of notice by Lenders to Borrower, and (b) with respect to matters for which Lenders is required by any applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lenders with respect to any matter for which this Security Document does not specifically and expressly provide for the giving of notice by Lenders to Borrower.

      SECTION 11.4 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Loans or performance of its Other Obligations.

      SECTION 11.5 SOLE DISCRETION OF LENDERS. Wherever pursuant to this Security Document (a) Lenders exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lenders, or (c) any other decision or determination is to be made by Lenders, the decision of Lenders to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lenders, shall be in the sole and absolute discretion of Lenders, except as may be otherwise expressly and specifically provided herein.

                        Article 12 INTENTIONALLY DELETED

                     Article 13 SUBMISSION TO JURISDICTION

      SECTION 13.1 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Notes or the other Loan Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of Alabama located in Montgomery County, Alabama and appellate courts from any thereof; and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this

Security Document brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Security Document will be deemed to preclude Lenders from bringing an action or proceeding with respect hereto in any other jurisdiction.

                           Article 14 APPLICABLE LAW

      Section 14.1 CHOICE OF LAW. THIS SECURITY Document SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF ALABAMA AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA.

      SECTION 14.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Document invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable federal, state or local laws, rule or regulation (the "Legal Requirements"). If any term of this Security Document or any application thereof shall be invalid or unenforceable, the remainder of this Security Document and any other application of the term shall not be affected thereby.

                             Article 15 DEFINITIONS

      SECTION 15.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Document may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lenders" shall mean "Lenders and any permitted subsequent holder of the Notes," the word "Notes," shall mean "the Notes and any other evidence of indebtedness secured by this Security Document," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "legal fees", "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lenders in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

      SECTION 15.2 HEADINGS, ETC. The headings and captions of various Articles and Sections of this Security Document are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof,

                      Article 16 MISCELLANEOUS PROVISIONS

      SECTION 16.1 NO ORAL CHANGE. This Security Document and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lenders, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      SECTION 16.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Document shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors and assigns forever, as their interests may appear.

      SECTION 16.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the this Security Document or any other Loans Document, is held to be invalid, illegal or unenforceable in any respect, the Notes and this Security Document or the other Loan Documents, as the case may be, shall be construed without such provision.

      SECTION 16.4 DUPLICATE ORIGINALS-COUNTERPARTS. This Security Document may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Document may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Document. The failure of any party hereto to execute this Security Document, or any counterpart hereof; shall not relieve the other signatories from their obligations hereunder,

      SECTION 16.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      SECTION 16.6 NOTICE. All notices required or permitted under this Security Document shall be given and be effective in accordance with 10.6 of the Loan Agreement.

                        Article 17 INTENTIONALLY OMITTED

                        Article 18 INTENTIONALLY OMITTED

Security Agreement
Signature Page

      IN WITNESS WHEREOF, the parties have, executed this Security Agreement under seal on the day and year first above written.


                                       DEBTOR:

                                       FIBERCORE USA, INC.,
                                       a Delaware corporation


                                       By: /s/ Robert Lobban
                                           -------------------------------------
                                           Robert Lobban
                                           Its: Chief Financial Officer


                                       By: /s/ Steven Phillips
                                           -------------------------------------
                                           Steven Phillips
                                           Its: Secretary


                                       SECURED PARTY:

                                       Employees Retirement System of Alabama
                                       Teachers Retirement System of Alabama


                                       -----------------------------------------
                                       By:  David G. Bronner
                                       Its: Secretary-Treasure

                                    EXHIBIT A

                              (DESCRIPTION OF LAND)

      All of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being